Offerings - Offering: 1	May 05, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 136,677,797.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 18,876.00
Offering Note	The proposed maximum aggregate value of the transaction was calculated in accordance with Rule 457(f) and based on the 6,094,885 outstanding shares of Affinity Bancshares, Inc. as of May 5, 2026 and the average high and low market price of $22.425 on May 1, 2026.